UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2025

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Sean Aggarwal from the Board of Directors

On September 19, 2025, Sean Aggarwal resigned from the Board of Directors (the “Board”) of Sonder Holdings Inc. (the “Company”) as a Class I director of the Board, from the Nominating, Corporate Governance, and Social Responsibility Committee and from the Compensation Committee, effective the same date. Mr. Aggarwal’s decision to resign from the Board was not the result of any disagreement related to the Company’s operations, policies or practices.

Appointment of Paul Stewart Aronzon and Jeffrey Stein to the Board of Directors

Effective September 23, 2025, the Board was expanded to eight members and the Board appointed Paul Stewart Aronzon and Jeffrey Stein to serve as Class I directors of the Board to fill vacancies in such class created by the resignation of Mr. Aggarwal and the expansion of the Board. Mr. Aronzon and Mr. Stein will serve on the Board until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The Board has affirmatively determined that Mr. Aronzon and Mr. Stein are each qualified to serve as an “independent director” in accordance with the requirements of The Nasdaq Stock Market LLC and the Securities and Exchange Commission.

Mr. Aronzon, age 70, has served as the managing member of PSA Consulting, LLC, a consulting firm, since 2019. Previously, Mr. Aronzon served as co-managing partner at the Los Angeles office of Milbank, Tweed, Hadley & McCloy LLP’s (“Milbank”), an international law firm, and co-leader of Milbank’s global financial restructuring group from 2008-2019, and executive vice president and managing director at Imperial Capital LLC, an investment banking firm, from 2006-2008. With more than 40 years of experience, he has worked as a leading consultant in corporate restructurings and reorganizations, with extensive experience in advising companies, boards of directors and advisory committees to boards of directors, independent directors, sponsors, debtors, creditors, debt acquirers, assets or companies and other parties in cases of reorganization and recapitalization operations. He received a Bachelor of Arts in Political Science from California State University at Northridge and a Juris Doctor from Southwestern University School of Law.

Mr. Stein, age 55, has extensive experience as a corporate executive and director, including leadership and committee positions, of both public and private companies. Mr. Stein has served as Chief Restructuring Officer for Linqto Inc., a financial technology company, since May 2025, and Co-Founder and Managing Partner of Breakpoint Partners LLC, a financial advisory firm, since April 2025. Mr. Stein has also served as Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provides consulting services to public and private companies and institutional investors, since July 2010. Previously, Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC (“Durham”), a global event-driven distressed debt and special situations equity asset management firm. From January 2003 through December 2009, Mr. Stein served as Co-Director of Research at Durham responsible for the identification, evaluation and management of investments for the various Durham portfolios. Prior to this, Mr. Stein served in a variety of roles for finance and investment firms, primarily focused on distressed debt and special situations equity asset classes. Mr. Stein currently serves as an Independent Director on the board of directors of Sunnova Energy International Inc., a residential solar company, since April 2025, Executive Chairman of the board of directors of Tribune Resources, Inc., an oil and gas company, since April 2021, Liquidating Trustee of Philadelphia Energy Solutions, a crude oil company, since July 2020, Liquidating Trustee and Plan Administrator of Ditech Holding Corporation, a financial services company, since October 2019, Chairman of the board of directors of Ambac Financial Group, Inc. (“Ambac”), a specialty property and casualty insurance business, since January 2015 and as Independent Director of Ambac since May 2013. Mr. Stein previously served as Chief Executive Officer, Chief Restructuring Officer and Director of Rite Aid Corporation, a retail pharmacy and healthcare company, as Chief Executive Officer, Chief Restructuring officer, and Chairman of the board of directors of GWG Holdings, Inc., a life insurance company, and as Chief Restructuring Officer and Chairman of the Restructuring & Transformation Committee of Liberty Steel Group Holdings Pte. Ltd., an industrial and metals company. Mr. Stein has also previously served as a director on the board of directors for several other companies. Mr. Stein received a Bachelor of Arts in Economics from Brandeis University and a Master of Business Administration with Honors in Finance and Accounting from New York University.

The Company entered into indemnification agreements with each of Mr. Aronzon and Mr. Stein, which are on substantially the same terms as the indemnification agreements with the Company’s other directors and executive officers. The Company has previously filed a form of indemnification agreement as Exhibit 10.28 to the Current Report on Form 8-K on January 24, 2022, which is incorporated by reference herein.

Director Agreements

In connection with their appointment to the Board, Mr. Aronzon and Mr. Stein each entered into director agreements with the Company, dated as of September 23, 2025 (the “Director Agreements”). Pursuant to the Director Agreements, the Company agreed to pay each of Mr. Aronzon and Mr. Stein (a) $40,000 per month, (b) a per diem amount of $5,000 under certain specified limited circumstances, and (c) reimbursement of all reasonable and documented expenses incurred in connection with his service to the Company as a director, until the termination of his service as a director.

There are no arrangements or understandings between each of Mr. Aronzon or Mr. Stein and any other person pursuant to which Mr. Aronzon or Mr. Stein was appointed as a member of the Board. There are no transactions, relationships or agreements between each of Mr. Aronzon or Mr. Stein and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K. Neither of Mr. Aronzon or Mr. Stein has a family relationship with any member of the Board or any of the Company’s executive officers.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: September 24, 2025	By:	/s/ Vanessa Barmack
	Name:	Vanessa Barmack
	Title:	General Counsel and Secretary